Exhibit 24.1
IBM
New Orchard Road
Armonk, NY 10504

                                                August 7, 2014

Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC 20549
I hereby authorize each of the following individuals, whose signatures appear below, as well as each of the International Business Machines
Corporation (IBM) employees holding the titles of Secretary; Assistant
Secretary; Vice President of Compensation; Director of Executive
Compensation; and Manager Executive Compensation Operations; and any
employee of IBM designated in writing by the Secretary of IBM, to sign and file on my behalf as a member of the Board of Directors of IBM any
Securities and Exchange Commission forms or documents in connection with any transactions by me in IBM securities, including without limitation
Form 3, Form 4, and Form 5 under the Securities Exchange Act of 1934 and
Form 144 under the Securities Act of 1933.  The specimen signatures provided below may be signed on separate documents, and such documents taken together shall constitute a single document.

       E. Barth                        _____________/s/_E. Barth_____________
       M. H. Browdy                _____________/s/_M. H. Browdy_________
       D. Cummins                _____________/s/_D. Cummins___________
       C. A. Hall                _____________/s/_C. A. Hall___________

       M. A. Jefferson                _____________/s/_M. A. Jefferson______
       G. A. Kuehnel                _____________/s/_G. A. Kuehnel________
       L. M. Lalli                _____________/s/_L. M. Lalli__________
       S. Lunin                        _____________/s/_S. Lunin_____________
       L. Mallardi                _____________/s/_L. Mallardi__________

This authorization shall remain in effect for as long as I remain a member of the IBM Board of Directors.
                                                        Very truly yours,
                                                        /s/ Alex Gorsky

                                                        Alex Gorsky
Gorsky SEC letter.doc